SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): August 25, 1998


                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                        0-25314                 52-1947746
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)           File No.)          Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                        20701
(Address of Principal Executive                                   (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)



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Item 5.           Other Events.

On August 25, 1998 e.spire Communications, Inc. (NASDAQ: ESPI) issued a press release announcing plans to expand its' infrastructure. e.spire Communications, the nation's fastest-growing network company, today unveiled the next major phase of its national infrastructure expansion by announcing plans to enter the northeast business communications market with a combination of local and long-haul fiber networks. Connecting its existing network in the Baltimore-Washington, D.C. area with new northeast facilities in New York and Philadelphia, e.spire will provide next generation solutions along the eastern seaboard, beginning with high speed data and Internet services in the fourth quarter of 1998, and adding e.spire PLATINUM, its new integrated voice/data/Internet service by the second quarter of 1999.

e.spire plans to deploy local fiber optic networks in New York City and Philadelphia and expand its ATM backbone and long-haul capabilities with a broadband fiber network between New York and the Baltimore-Washington, D.C. area, creating one of the most extensive local, long-haul and high speed, multi-protocol access network capabilities in the northeast United States. The Company estimates the latest phase of e.spire's national infrastructure will increase its addressable market by 3.5 million business access lines. Combined with e.spire's recent expansion announcements into Atlanta, Washington, D.C., South Florida, and San Antonio, the Company's network footprint will exceed 2,200 route miles by year's end. The New York and Philadelphia networks are being developed via a cost-effective strategy through long-term leases of fiber facilities provided by Metromedia Fiber Network, Inc., in combination with e.spires's own voice and data switching systems.

"This initiative significantly expands e.spire's national presence, establishing gigabit capacity in New York and Philadelphia, and enabling us to connect customers in these cities to their offices in other e.spire markets," said Jack Reich, e.spire President and CEO. "We have successfully operated local facilities throughout the southern half of the nation. We feel confident that e.spire has achieved the operational expertise, including sales and marketing, product introductions, systems support and customer solutions, to take advantage of the rich new opportunities in the northeast as we continue to expand into contiguous markets."

e.spire's New York local network will extend throughout the metropolitan area, serving Manhattan, Western Long Island and Westchester County. The Philadelphia network will serve the central business district. Each local network will be equipped with state-of-the-art voice and data switching equipment including Lucent 5ESS-2000 digital switches, Newbridge Networks ATM switches and Cisco routers, thus creating a new high speed northeast regional data hub for commercial and ISP (Internet Service Provider) customers.

The northeast long-haul network will connect to e.spire's local voice and data networks in New York, Philadelphia and the Baltimore-Washington, D.C. area. e.spire currently operates a 120-mile local network in the Baltimore-Washington, D.C. corridor, and recently announced plans to open new local fiber facilities in downtown Washington, D.C. and the high tech corridor of Northern Virginia. The Washington, D.C. and Northern Virginia network, combined with the Baltimore-Washington, D.C. corridor, New York and Philadelphia facilities, will create nearly 650 route miles of fiber on the eastern seaboard.

e.spire's entry into the northeast market is the latest phase of a major infrastructure program to expand the Company's advanced multi-protocol access network. These incremental opportunities, when combined with the Company's previously announced $150 million infrastructure investment plan, will increase its network footprint to 38 markets over the next 15 months, and extend its switching capabilities into 25 markets by the end of 1998. e.spire recently joined the ranks of Tier 1 Internet companies by expanding its Internet backbone and signing private peering agreements with three of the largest Internet backbone network service provider including UUnet.

As the Company deploys new broadband transmission facilities and sophisticated voice and data switching equipment, it is also actively implementing a new Operational Support Systems (OSS) architecture to support increasingly advanced services for customers. e.spire plans to deliver a data and technology infrastructure to provide a superior level of customer responsiveness with web enabled customer care capabilities and integrated billing.

e.spire is a leading provider of integrated communications solutions, Internet and networking solutions, in markets throughout the United States. e.spire has been recognized as 1997's fastest-growing network company in the United States by Network World magazine. For more information on e.spire, contact www.espire.net.

Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements contained herein regarding matters that are not historical facts, are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-KSB for the year ended December 31, 1997. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 e.spire Communications, Inc.
                                       By:


Date:  August 25, 1998                           /s/ Riley M. Murphy
                                                 -------------------
                                                 Riley M. Murphy,
                                                 Executive Vice President
                                                 Legal and Regulatory Affairs
                                                 and Secretary